Company Name: SURGILIGHT INC Ticker Symbol: SRGL
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14 (a) of the Securities
Exchange Act of 1934

Filed by Registrant {X}
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential,  for  use  of the  Commission  Only  (as
    permitted by  Rule 14a-6(e)(2))
[X] Definitive  Proxy  Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-ll(c)or ss. 240.14a-12

                      SURGILIGHT INCORPORATED

 (Name of Registrant as Specified In Its Charter)
 (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] $125 per Exchange Act Rule 0-ll(c)(l)(ii),  14a-6(i)(l),
    14a-6(i)(2) or Item 22 (a) (2) of Schedule 14A
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)
(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrant statement number, or Form or
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1) Amount Previously Paid:--------------------------------------
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SURGILIGHT INCORPORATED
                         12001 Science Drive, Suite 140
                              Orlando, Florida 32826

Dear Fellow Stockholder:

You are cordially invited to attend the 2000 Annual Meeting of the Stockholders of SurgiLight Incorporated to be held at the SurgiLight corporate office located at 12001 Science Drive, Suite 140, Orlando, Florida 32826 on Friday June 23, 2000 at 10:00 a.m. local time. We are pleased to enclose the notice of our 2OOO annual stockholders' meeting, together with the attached Proxy Statement, a proxy card and an envelope for returning the proxy card. Also enclosed is SurgiLight's 1999 Annual Report to Stockholders.

Please carefully review the Proxy Statement and then complete, date and sign your Proxy and return it promptly. If you attend the meeting and decide to vote in person, you may withdraw your Proxy at the meeting.

If you have any questions or need assistance on how to vote your shares, please call Timothy J. Shea, Senior Vice President, COO at
(407) 482-4555.

Sincerely,


/s/ J. T. Lin, Ph.D.
President and Chief Executive Officer



May 17, 2000

                                 SURGILIGHT, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE OWNERS OF COMMON STOCK OF SURGILIGHT, INC.

The Annual Meeting of the Shareholders of SurgiLight, Inc. (the "Company") will be held at the corporate office of SurgiLight located at 12001 Science Drive, Suite 140, Orlando, Florida 32826 on June 23, 2000, at 10:30 a.m. local time. The purposes of the meeting are to:

1. Ratify the appointment of the 6 directors to serve until the 2001 Annual Meeting of Shareholders;

2. Ratify the appointment of the Company's independent auditor
   Committee to serve for the 2000 fiscal year;


3. Ratify the appointment of Parks, Tschopp, Whitcomb and Orr,
   P.A., SurgiLight's auditors for fiscal year 1999.

4. Transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

The Board of Directors set May 18, 2000 as the record date for the meeting. This means that owners of Common Stock at the close of business on that date are entitled to

1.	receive notice of the meeting, and

2. vote at the meeting and any adjournments or postponements of the meeting.

We will make available a list of shareholders as of the close of business on May 5, 2000, for inspection during normal business hours from June 5, 2000 through June 22, 2000, at the offices of SurgiLight, Inc. 12001 Science Drive, Suite 140, Orlando, Florida 32826. This list also will be available at the meeting.

By Order of the Board of Directors


/s/ Timothy J. Shea
Secretary


Orlando, Florida
May 30, 2000

We urge each shareholder to promptly sign and return the enclosed proxy card or to use telephone or Internet voting. See our question and answer section for information about voting by telephone or Internet, how to revoke a proxy, and how to vote shares in person

Please return the enclosed proxy, which is being solicited on behalf of the Board of Directors of SurgiLight, in the enclosed envelope, which no postage if mailed in the United States.

















                            SURGILIGHT INCORPORATED
                        12001 Science Drive, Suite 140
                            Orlando, Florida 32826

                               PROXY STATEMENT

Proxies in the accompanying form are being solicited by the Board of Directors of SurgiLight for use at the Annual Meeting of Stockholders on Friday, June 23, 2000, or at any adjournment or postponement thereof. The Annual Meeting will be held at the corporate office located at 12001 Science Drive, Suite 140, Orlando, Florida 32826, at 10:00 a.m. local time. This Proxy Statement is first being mailed to stockholders on or about May 24, 2000.

INFORMATION CONCERNING SOLICITATION OF PROXIES AND VOTING

Record Date. The Board of Directors has fixed the close of business on May 5, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, SurgiLight had outstanding 21,400,000 shares of common stock in this Proxy Statement as the "Voting Shares." A list of stockholders of record entitled to vote at the Annual Meeting will be available for inspection by any stockholder, for any purpose germane to the meeting, during normal business hours, for a period of 10 days prior to the meeting at the office of SurgiLight located at 12001 Science Drive, Suite 140, Orlando, Florida 32826.

Voting Rights. Each share of common stock outstanding as of the Record Date is entitled to one vote upon each of the matters to be presented at the Annual Meeting.

Voting at the Annual Meeting. The presence of holders of a majority of the outstanding Voting Shares, whether in person or by proxy, will constitute a quorum at the Annual Meeting. SurgiLight's Certificate of Incorporation does not provide for cumulative voting. A plurality of the votes of the Voting Shares present, either in person or by proxy, and entitled to vote on the election of directors at the Annual Meeting is required to elect the seven directors to be elected by the Voting Holders. The affirmative vote of the holders of a majority of the Voting Shares present, either in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the election of new Board of Directors and the Auditor Ratification Proposal.

Abstentions will be considered present for purposes of determining whether a quorum exists. Shares represented at the Annual Meeting which are held by a broker or nominee and as to which (1) instructions have not been received from the beneficial owner or the person entitled to vote and (2) the broker or nominee does not have discretionary voting power with respect to one or more matters are considered not entitled to vote on such matters. We use the term "broker non-votes" to refer collectively to these shares in this Proxy. Shares that are broker non-votes with respect to ail matters voted upon do not count towards a quorum. However, if such shares are voted with respect to any item, they will count towards a quorum. In accordance with Delaware law and SurgiLight's Certificate of Incorporation and Bylaws (1) for the election of directors, which requires a plurality of the votes present, votes withheld and broker non-votes will not be counted, and (2) for the adoption of all other proposals, which require a majority of the Voting Shares present in person or by proxy and entitled to vote, broker non-votes will not be considered present, but abstentions will have the effect of a vote against such proposals.

Proxies; Revocation. Whether or not you plan to attend the Annual Meeting, please sign, date and mail your proxy in the enclosed postage prepaid envelope. The proxies will vote your shares according to your instructions.

In the absence of contrary instructions, shares represented by any proxy will be voted for the election of the applicable nominees listed in Proposal No. I and for all of the other proposals recommended by the Board of Directors in this Proxy Statement. The proxy card gives authority to the proxies to vote your shares in their discretion on any other matter presented at the Annual Meeting.

Any stockholder who executes and returns a proxy may revoke it at anytime before it is exercised by (1) filing with the Secretary of SurgiLight written notice of such revocation or a duly executed proxy bearing a later date, or (2) by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

Solicitation. The cost of soliciting proxies will be borne by SurgiLight. In addition, SurgiLight may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of SurgiLight's directors, officers and employees, without additional compensation, personally or by telephone, telegraph or facsimile.

                                PROPOSAL 1:
                           ELECTION OF DIRECTORS

The nominees for the Board of Directors are set forth below. The terms of all incumbent directors expire at the Annual Meeting or at such later time as their successors have been duly elected and qualified. Nominees elected at the Annual Meeting will serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified. Six of the nominees are currently directors of and are standing for reelection, and one of the nominees, Steven Qualls is standing for election for the first time.

The nominees have agreed to serve if elected. However, if any nominee becomes unable or unwilling to serve if elected, the applicable proxies will be voted for the election of the person, if any, recommended by the Board of Directors or, in the alternative, for holding a vacancy to be filled by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.

Listed below are the names and ages of the nominees, the year each individual began continuous service as director of SurgiLight, and the business experience of each.

NOMINEES FOR ELECTION BY THE VOTING HOLDERS AT THE ANNUAL MEETING:

J. T. Lin, Ph.D., 	(52)  		Director since 1998

J.T. Lin, Ph.D. Dr. Lin is the founder of the Company and has been the Chairman of the Board, President and CEO of the Company since it was founded in 1998. Dr. Lin was also the co-founder of LaserSight, Inc. (NASDAQ:LASE) and served as its Chairman, President and CEO (1991-
94). He is a US citizen and obtained a Ph.D. in Chemical Physics from the University of Rochester, NY in 1981. He was the inventor of the world's most compact refractive excimer laser, the "Mini-Excimer" and a pioneer of the scanning laser (US patented). He has more than 25 years experience in laser technologies and 12 years experience in marketing in Asia and Latin America. Dr. Lin has published more than 70 scientific papers and book chapters and has 3 US patents granted.

Timothy J. Shea,  	(43)			Director since 1999

Mr. Shea was appointed to the Board of Directors in August, 1999.
He was hired as the Senior Vice President and Chief Operating Officer
(COO) and was appointed as Secretary of the Board of Directors effective January 1, 2000. Prior to joining SurgiLight, he was a member of the Board of Directors and President of the Medical and Research & Development Divisions of Laser Analytics, Inc. He owns one U.S. patent on a medical device and he has consulted on many more devices that were patented. Mr. Shea has over 15 years experience in senior management, medical systems and their clinical approvals.

Richard Reffner, 		(53) 			Director since 1999

Mr. Reffner joined the Company as the Clinic Director of the Plantation Vision Center and as the Vice President of the Laser Centers in September, 1998. He is responsible for the daily operations of the Plantation Center, FL. Clinic. His duties include laser room operation and maintenance, oversee of clinical operations, management of staff, and develop and implementation of surgical training programs for physicians.

Robert Clements, P.A., 	(40)			Director since 1998

Mr. Clements was appointed to the Board of Directors in October,1999. He obtained his BS degree Business and a Doctorate and Master degree in Business Administration from Samford University. He also obtained his Diploma in Advanced International Legal Studies from the McGeorge School of Law in Austria. Mr. Clements is currently an attorney at law and a member of Florida and District of Columbia Bar Association.

J.S. Yuan, Ph.D.,	 	(42) 			Director since 1999

Dr. Yuan was appointed to the Board of Directors in October, 1999. Prof. Yuan is currently an Associate professor at the Univ. of Central Florida. He obtained his Ph.D. in Electrical Engineering from the University of Florida in 1988 and he was the employee of Texas Instruments(1988-91) and Visiting Researcher of Motorola (1991).


Lee Chow, Ph.D., 		(50) 			Director since 2000

Dr. Chow joined the Company as a Board Member in March, 2000 and is currently a Professor in the Physics Department, University of Central Florida (UCF). He obtained his Ph.D. degree in Physics from Clark University in 1981. He was also on the faculty at the Univ. of North Carolina prior to UCF. Dr. Chow has been the Technical Member of American Physical Society, Material Research Society, and American Association for the Advancement of Science. He served as the President of Chinese-American Association of Central Florida (1985-1986), Chinese-American Scholar Association of Florida (1997-1998).

Richard Ajayl, Ph.D.,	(52)			Director since 2000

Dr. Ajayl joined the Company as a Board Member in May of 2000 and is currently a Professor of Finance at the University of Central Florida. He obtained his Ph.D. in Business Administration while majoring in Finance and International Business from Temple University in 1989. Dr. Ajayl is a founding member of the African Finance and Economics Association and served as the association's program manager from 1990-1995 and President from 1996-1998. Dr. Ajayl is currently serving as the Chairperson of the SurgiLight Audit Committee.

               BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During 1999, the Board of Directors met in person or by telephone conference 13 times. No member of the Board attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and of the meetings of committees on which such director serves.

The Board of Directors has an Audit and Finance Committee,
Stock Option Committee and a Nominating Committee. Each such committee consists one or more directors appointed by the board of Directors.

The Audit and Finance Committee is responsible for recommending the appointment of independent accountants; reviewing the arrangements for and scope of the audit by independent accountants; reviewing the independence of the independent accountants; considering the adequacy of the system of internal accounting controls and reviewing any proposed corrective actions; discussing with management and the independent accountants SurgiLight's draft annual financial statements and key accounting and/or reporting matters; and reviewing the terms of potential acquisitions. SurgiLight has adopted a formal written audit committee charter and is in compliance with the new Nasdaq audit committee structure and membership requirements. The Audit and Finance Committee was chaired by Robert Meherg, CPA and consisted of Dr. Yuan, Dr. Chow, Mr. Clements, until March 2000, when Mr. Meherg left the board.

The Nominating Committee is responsible for reviewing the qualifications of, and recommending to the Board of Directors, candidates for election to the Board of Directors. The Nominating Committee considers suggestions from many sources regarding possible candidates for director. SurgiLight's Bylaws establish an advance notice procedure with respect to stockholder nominations of candidates for election as directors. See "Stockholder Proposals--Stockholder Proposals, In General." In 1999, the Nominating Committee did not meet. The committee's duties were handled by the board as a whole.

The Stock Option Committee, or Compensation Committee, is responsible for reviewing SurgiLight's general compensation strategy; establishing salaries and reviewing benefit programs for certain executive officers; reviewing, approving, recommending and administering SurgiLight's stock option plans and certain other compensation plans; and approving certain employment contracts. In 1999, the Compensation Committee met one time in 1999 and has met once in 2000. The current Compensation Committee consists Dr. Lin, Dr. Yuan and Mr. Shea.

COMPENSATION OF DIRECTORS AND OFFICERS

For the year of 1999, the Company provided 2000 shares of its Common Stock Options to each of the Board members. However, in December of 1999, all the Optionees agreed to give up each of these options due to the high exercised prices. The Board of directors for 2000 agreed to accept the 2000 Stock Option Plan (SOP) for a full year of service. The 2000 SOP consist of 4000 shares of Common Stock Options at the fair market price of $11.00 per share. Additional compensation for key employees and Officers are described in their Employee Agreements. These Employee Agreements will be available at the Corporate Office and are also disclosed in the 1999 SEC Form 10-K.

       SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 (a) of the Securities Exchange Act of 1934 requires SurgiLight's officers and directors, and persons who own more than 10% of the outstanding common stock, to file reports of ownership and changes in ownership of such securities with the SEC. Officers, directors and over-10% beneficial owners are required to furnish SurgiLight with copies of all Section 16 (a) forms they file. Based solely upon a review of the copies of the forms furnished to SurgiLight and/or written representations from certain reporting persons that no other reports were required, SurgiLight believes that all Section 16
(a) filing requirements applicable to its officers, directors and over-10% beneficial owners during or with respect to the year ended December 31, 1999 were met.

EMPLOYMENT AGREEMEMTS

In October, 1999 the Company entered into an agreement, Chief
Executive Officer, President and Chairman of the Board, at an initial annual base salary of $120,000. If the Company terminates Dr. Lin's employment without cause, as defined in the agreement, he is entitled to receive a lump sum payment equal to 12 months of his current base salary and an amount payable monthly for 12 months equal to 30 % of his current base salary. Additional compensation in Common Stock Options and cash bonus of 15% of the gross royalty collected will be paid to Dr. Lin for his contributions in patented technologies and the royalty income generated from these technologies.

In January, 2000 the Company also entered into an employment agreement with the Mr. Timothy J. Shea part of this agreement, Mr. Shea is to receive bonuses of up to 3% of the pre-tax net profit generated from the EX-308 system for two years (2000-2001).
Each of the Company's officers and key employees have executed a two to five year employment agreements and all of the Company key employees had agreed a five-year non-competing agreements. The Company's officers also agreed the "lock-up" agreements for their 144 restricted Common Stocks.

NUMBER OF SHARES

The Company is authorized to issue 30,000,000 shares of Common
Stock at $0.001 par value per share. As of May 17, 2000 there was approximately 21,490,000 shares of Common Stock were issued and outstanding, including the reserved 164,000 shares for the Stock Option Plan and consultants.
Common Stock

The holders of Common Stock have one vote per share on all matters (including election of directors) without provision for cumulative voting. Thus, holders of more than 50% of the shares voting for the election of directors can elect all of the directors, if they choose to do so. The Common Stock is not redeemable and has no conversion or pre-emptive rights. There are no sinking fund provisions. The Common Stock currently outstanding and the Common Stock to be issued pursuant to this Offering will be validly issued, fully paid and non-assessable. In the event of liquidation of the Company, the holders of Common Stock will share equally in any balance of the Company's assets available for distribution to them after satisfaction of creditors and Preferred shareholders. The Company may pay dividends, in cash or in securities or other property when and as declared by the Board of Directors from funds legally available therefore, but has paid no cash dividends on its Common Stock to date.

The Common Stocks is listed on the OTC:BB under the symbol SRGL.

Transfer Agent and Registrar

The transfer agent and registrar for the Common Stock of the Company is the Signature Stock Transfer, Inc., Dallas, Texas.

SHARES ELIGIBLE FOR FUTURE SALE

Approximate 70% of the 21,490,000 shares of the Common Stock currently outstanding have not been registered under the Securities Act of 1933, as amended, (the "Securities Act), and will be eligible for future sale under Rule 144 of the Securities Act. Future sales of the Common Stock under Rule 144 may have a depressive effect on the market price of the Common Stock if a public market develops for such stock and could impair the Company's ability to raise capital through the sale of its equity securities.

All executive officers and directors of the Company and stockholders beneficially owning greater than 5% of the Company's Common Stock prior to the offering are subject to "lock-up" agreements providing that they will not, directly or indirectly, offer, sell, contract to sell or grant any option to purchase or otherwise dispose of any Common Stock or any securities convertible into or exercisable or exchangeable for such Common Stock or, in any manner, transfer all or a portion of the economic consequences associated with the ownership of any such securities.

In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated), including an affiliate, who has beneficially owned restricted shares for at least two years is entitled to sell, within any three-month period commencing 90 days after the Effective Date, a number of shares that does not exceed the greater of
(i) 1% of the then outstanding shares of Common Stock or (ii) the average weekly trading volume in the Common Stock during the four calendar weeks preceding such sale, subject to the filing of a Form 144 with respect to such sale and certain other limitations and restrictions.

In addition, a person who is not deemed to have been an affiliate of the Company at any time during the 90 days preceding a sale and who has beneficially owned the shares proposed to be sold for at least three years, would be entitled to sell such shares under Rule 144(k) without regard to the requirements described above.

STOCK OPTIONS

In December, 1999 the Company approved an aggregate of 164,000 shares of the Company's Common Stock reserved for issuance pursuant to the 2000 Stock Option Plan and for shared to be issued for the Company's consultants. The Stock Option Plan Committee has approved the terms and distribution of these shares. The exercise price for this option will be the fair market price at the time the option is granted.

TERMINATION OF EMPLOYMENT

Each key employee has signed an Employee Agreement and terms of the termination are included in the Agreement.

Tax Implications. Under present law, the following are the federal tax consequences generally arising with respect to awards granted under the Amended and Restated Equity Incentive Plan. The grant of an option will create no tax consequences for the grantee or SurgiLight. The grantee will have no taxable income upon exercising an option (except that the alternative minimum tax may apply) and SurgiLight will recognize no deduction when the option is exercised. Upon exercising a non-qualified option, the grantee must recognize ordinary income equal to the difference between (1) the exercise price of the option, and (2) and the fair market value of the common stock on the date of exercise; SurgiLight will be entitled to a deduction for the same amount.

                                PROPOSAL NO. 2:
                         INDEPENDENT AUDIT COMMITTEE

The Audit and Finance Committee is responsible for recommending the appointment of independent accountants; reviewing the arrangements for and scope of the audit by independent accountants; reviewing the independence of the independent accountants; considering the adequacy of the system of internal accounting controls and reviewing any proposed corrective actions; discussing with management and the independent accountants SurgiLight's draft annual financial statements and key accounting and/or reporting matters; and reviewing the terms of potential acquisitions. SurgiLight has adopted a formal written audit committee charter and is in compliance with the new Nasdaq audit committee structure and membership requirements. The Audit and Finance Committee was chaired by Robert Meherg, CPA and consisted of Dr. Yuan, Dr. Chow, Mr. Clements, until March 2000, when Mr. Meherg left the board. The current Audit and Finance Committee consists of Dr. Yuan, Dr. Chow, Mr. Clements.

                               PROPOSAL NO. 3:
                            INDEPENDENT AUDITORS

The Board of Directors recommends that stockholders ratify the appointment of Parks, Tschopp, Whitcomb, and Orr, P.A. by voting "FOR" ratification SurgiLight's auditors for the 2000 fiscal year. In the event such selection is not ratified, the Board of Directors will reconsider its selection. Parks, Tschopp, Whitcomb, and Orr, P.A. has audited SurgiLight's financial statements for fiscal year 1999. Representatives of Parks, Tschopp, Whitcomb, and Orr are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The Board of Directors recommends that stockholders vote "FOR" the Auditor Ratification Proposal.

                            STOCKHOLDER PROPOSALS
                      STOCKHOLDER PROPOSALS, IN GENERAL

SurgiLight's bylaws provide that stockholder nominations for persons for election to SurgiLight's board of directors and proposals for business to be considered at an annual stockholders meeting must satisfy certain conditions including submitting notice to SurgiLight not more than 120 days or less than 90 days prior to the anniversary of the preceding year's annual meeting of stockholders. If a stockholder intends to present such a proposal at the 2001 Annual Meeting of Stockholders but does not seek inclusion of that proposal in SurgiLight's proxy statement for that meeting, the proxy holders for that meeting will be entitled to exercise discretionary authority on that proposal if SurgiLight has not received notice of the proposal by March 12, 2001; provided, however, that if the date of the 2001 Annual Meeting of Stockholders is changed by more than 30 calendar days from the date of the 2000 Annual Meeting of Stockholders, notice of any such stockholder proposals must be received by SurgiLight a reasonable time before SurgiLight solicits proxies for the 2001 Annual Meeting of Stockholders. If notice of any such proposal is timely received, the proxy holders may exercise discretionary authority with respect to such proposal only to the extent permitted by the regulations of the Securities and Exchange Commission.

All stockholder proposals must contain all of the information required under SurgiLight's Bylaws, a copy of which is available, at no charge, from the Secretary, and should be sent to SurgiLight, Incorporated, 12001 Science Drive, Suite 140, Orlando, Florida 32826, addressed to the attention of Timothy J. Shea, Secretary.




STOCKHOLDER PROPOSALS FOR INCLUSION IN THE PROXY STATEMENT FOR THE 2001 ANNUAL MEETING

In order to be considered for inclusion in SurgiLight's proxy materials for the 2001 Annual Meeting of Stockholders, any stockholder proposals must be received by SurgiLight no later than March 10, 2001. Proposals should be sent to SurgiLight, Incorporated, 12001 Science Drive, Suite 140, Orlando, Florida 32826, addressed to the attention of Timothy J. Shea, Secretary.

                                 PROPOSAL NO. 4:
                           TRANSACTING OTHER BUSINESS

The Board of Directors of SurgiLight is not aware that any matter other than those listed in the Notice of Meeting is to be presented for action at the Annual Meeting. If any of the Board's nominees is unavailable for election as a director or any other matter should properly come before the meeting, it is intended that votes will be cast pursuant to the Proxy in respect thereto in accordance with the best judgment of the person or persons acting as proxies.


By Order of the Board of Directors,
Timothy J. Shea

Secretary May 30, 2000































                            SURGILIGHT INCORPORATED
                                     PROXY
                  ANNUAL MEETING OF STOCKHOLDERS, JUNE 23, 2000

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby (i) appoints J. T. Lin, Ph.D., and Timothy
J. Shea and each of them as Proxy holders and attorneys, with full power of substitution to appear and vote all of the shares of common stock of SurgiLight Incorporated which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of SurgiLight, to be held on Friday, June 23, 2000 at 10:00 a.m. EDT, and at any adjournments thereof, hereby revoking any and all proxies previously given and (ii) authorizes and directs said Proxy holders to vote all of the shares of common stock of SurgiLight represented by this Proxy as follows. If no directions are given below, said shares will be voted "FOR" Items 1, 2, 3 and 4.

1) ELECTION OF DIRECTORS. J. T. Lin; Timothy J. Shea; Richard Reffner; Robert Clements; J. S. Yuan; Lee Chow; and Richard Ajayl.

[ ] FOR all nominees listed          [ ] WITHHOLD AUTHORITY
(except as marked to the             to vote for the
contrary below                       nominees listed

(INSTRUCTION: To withhold authority to vote and any individual nominee, write that nominee's name on the following line.)



2) Approve the Company's     [ ] FOR  [ ] AGAINST  [ ] ABSTAIN
   Audit Committee
3) Approve the Company's     [ ] FOR  [ ] AGAINST  [ ] ABSTAIN
   Independent Auditors      [ ] FOR  [ ] AGAINST  [ ] ABSTAIN
4) In there discretion
   to Act on any other
   matters which may
   properly come before
   the Annual meeting

Please date, sign, and return promptly in the accompanying envelope.

----------------------------------- Date,________________, 2000
-----------------------------------
-----------------------------------
        (If held jointly)

Your signature should be exactly the same as the name imprinted herein. Persons signing as executors, administrators, trustees or in similar capacities should do so indicate. For joint accounts, each joint owner must sign.

The Board of Directors Recommends You Vote FOR the Above Proposals.